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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-41323 of Hawkins Chemical, Inc. (the "Company") on Form S-8 of our reports dated December 3, 1999 included and incorporated by reference in the Annual Report on Form 10-K for the Company for the year ended October 3, 1999.

DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
December 30, 1999